Exhibit 4.1

TEMPORARY CERTIFICATE—EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY.

COMMON STOCK

PAR VALUE $0.001

TRUMP

Entertainment Resorts, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[GRAPHIC]

COMMON STOCK

PAR VALUE $0.001

CUSIP 89616T    10    3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

THIS CERTIFIES THAT                                                              SEE LEGEND ON REVERSE SIDE

IS THE OWNER OF *****TWELVE THOUSAND ONE HUNDRED SEVENTY THREE*****

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF

Trump Entertainment Resorts, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness

CERTIFICATE OF STOCK

MAY 23, 2005

COUNTERSIGNED AND REGISTERED,

CONTINENTAL STOCK TRANSFERS TRUST COMPANY

TRANSFER AGENT

AND REGISTRAR

BY

[SEAL]

AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER , CHAIRMAN OF THE BOARD

EXECUTIVE VICE PRESIDENT, SECRETARY

The following abbreviations, when used in the inscription on the face, of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as ________in common

TEN ENT  — as _______by the ________

JT TEN     — as joint ________with right of _______and not as______in common

UNIF GIFT MIN ACT	–	Custodian
(CUST) (___)

Act
( )

UNIF TRF MIN ACT	–	Custodian (under age)

(CUST)

under Uniform Transfers

to Minors Act

(STATE)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR “ BLUE SKY” LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (11) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT, PROVIDED THAT, IN THE CASE OF SUCH EXEMPTION, IF REQUESTED BY THIS CORPORATION, AN OPINION OF COUNSEL , REASONABLY SATISFACTORY. IN FORM AND SUBSTANCE, IS FURNISHED TO THE CORPORATION THAT SUCH AN EXEMPTIONS IS AVAILABLE.

LEG T590

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM). PURSUANT TO S.E.C.RULE 17 15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.